UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 30, 2026

MACROGENICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36112	06-1591613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9704 Medical Center Drive
Rockville,	Maryland	20850
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (301) 251-5172

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MGNX	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective as of June 30, 2026, MacroGenics, Inc. (the “Company”) completed the previously announced sale (the “Closing”) of certain assets and liabilities related to its GMP manufacturing operations, including its CDMO business (the “CDMO Operations”) conducted by the Company at its manufacturing facility located at 9704 Medical Center Drive, Rockville, Maryland and related warehouse operations located at 4735 Arcadia Drive, Frederick, Maryland (excluding all research and related assets and operations of the Company), to Bora Pharmaceuticals Co., Ltd., a company organized under the laws of Taiwan (“Bora”), and Bora Biologics USA, LLC, a Delaware limited liability company (collectively, the “Purchaser”). The transaction was conducted pursuant to the Asset Purchase Agreement, dated as of May 11, 2026 (the “Purchase Agreement”) by and between the Company and the Purchaser, and under the terms of the Purchase Agreement, at Closing the Purchaser paid the Company $122.5 million, before transaction fees and expenses, which is subject to customary post-closing adjustments, and the Purchaser assumed responsibility for the CDMO Operations.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 12, 2026, and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosures.

On July 2, 2026, the Company issued a press release announcing the Closing. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(b) Pro Forma Financial Information.

Filed herewith as Exhibit 99.2 are the unaudited pro forma consolidated balance sheet as of March 31, 2026, and the unaudited pro forma consolidated statements of operations for the year ended December 31, 2025 and the three months ended March 31, 2026, each giving effect to the disposition of the CDMO Operations.

(d) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated July 2, 2026
99.2	Unaudited Consolidated Pro Forma Financial Information
104	Cover Page Interactive Data (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2026	MACROGENICS, INC.
	By:	/s/ Jeffrey Peters Jeffrey Peters Senior Vice President, General Counsel and Corporate Secretary